Starwood Hotels & Resorts Worldwide, Inc.
Starwood Hotels & Resorts
July 29, 1999
Page  4

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 9, 1999, on the financial statements and financial statement schedules included in Starwood Hotels & Resorts Worldwide, Inc. and Starwood Hotels & Resorts Joint Current Report on Form 8-K dated July 9, 1999 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

New York, New York
July 29, 1999